Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main
2	Abbey Life Assurance Company Limited	London
3	Abbey Life Trust Securities Limited	London
4	Abbey Life Trustee Services Limited	London
5	ABFS I Incorporated	Baltimore
6	ABS Leasing Services Company	Chicago
7	ABS MB Ltd.	Baltimore
8	Acacia (Luxembourg) S.à r.l.	Luxembourg
9	Accounting Solutions Holding Company, Inc.	Wilmington
10	Alex. Brown Financial Services Incorporated	Baltimore
11	Alex. Brown Investments Incorporated	Baltimore
12	Alex. Brown Management Services Inc.	Baltimore
13	Alfred Herrhausen Gesellschaft - Das internationale Forum der Deutschen Bank - mbH	Berlin
14	Americas Trust Servicios de Consultoria, S.A.	Madrid
15	Apexel LLC	Wilmington
16	Argent Incorporated	Baltimore
17	Autumn Leasing Limited (in members’ voluntary liquidation)	London
18	AWM Luxembourg SICAV-SIF	Luxembourg
19	B.T.I. Investments	London
20	Baincor Nominees Pty Limited	Sydney
21	Bainpro Nominees Pty Ltd	Sydney
22	Bankers Trust International Finance (Jersey) Limited	St. Helier
23	Bankers Trust International Limited (in members’ voluntary liquidation)	London
24	Bankers Trust Investments Limited	London
25	Bankers Trust Nominees Limited (in members’ voluntary liquidation)	London
26	Barkly Investments Ltd.	St. Helier
27	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City
28	Beachwood Properties Corp.	Wilmington	1
29	Bebek Varlik Yönetym A.S.	Istanbul
30	Betriebs-Center für Banken AG	Frankfurt
31	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln
32	BHW Bausparkasse Aktiengesellschaft	Hameln
33	BHW Gesellschaft für Vorsorge mbH	Hameln
34	BHW Holding AG	Hameln
35	BHW Invest, Société à responsabilité limitée	Luxembourg
36	BHW Kreditservice GmbH	Hameln
37	Billboard Partners L.P.	George Town
38	Biomass Holdings S.à r.l.	Luxembourg
39	Birch (Luxembourg) S.à r.l.	Luxembourg
40	Blue Cork, Inc.	Wilmington
41	BNA Nominees Pty Limited	Sydney
42	Bonsaï Investment AG	Frauenfeld
43	Borfield Sociedad Anonima	Montevideo
44	BRIMCO, S. de R.L. de C.V.	Mexico City
45	BT Commercial Corporation	Wilmington
46	BT CTAG Nominees Limited (in members’ voluntary liquidation)	London
47	BT Globenet Nominees Limited	London
48	BT International (Nigeria) Limited	Lagos
49	BT Maulbronn GmbH	Eschborn
50	BT Milford (Cayman) Limited	George Town
51	BT Muritz GmbH	Eschborn
52	BT Opera Trading S.A.	Paris
53	BT Sable, L.L.C.	Wilmington
54	BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH	Eschborn
55	BTAS Cayman GP	George Town
56	BTD Nominees Pty Limited	Sydney
57	Buxtal Pty. Limited	Sydney
58	C. J. Lawrence Inc.	Wilmington
59	CAM Initiator Treuhand GmbH & Co. KG	Cologne
60	CAM PE Verwaltungs GmbH & Co. KG	Cologne
61	CAM Private Equity Nominee GmbH & Co. KG	Cologne
62	CAM Private Equity Verwaltungs-GmbH	Cologne
63	3160343 Canada Inc.	Toronto
64	Caneel Bay Holding Corp.	Chicago	1
65	Cape Acquisition Corp.	Wilmington
66	CapeSuccess Inc.	Wilmington
67	CapeSuccess LLC	Wilmington
68	Cardales Management Limited	St. Peter Port
69	Cardales UK Limited	London
70	Career Blazers Consulting Services, Inc.	Albany
71	Career Blazers Contingency Professionals, Inc.	Albany
72	Career Blazers Learning Center of Los Angeles, Inc.	Los Angeles
73	Career Blazers LLC	Wilmington
74	Career Blazers Management Company, Inc.	Albany
75	Career Blazers New York, Inc.	Albany

Serial No.	Name of company	Domicile of company	Footnote
76	Career Blazers of Ontario Inc.	London, Ontario
77	Career Blazers Personnel Services of Washington, D.C., Inc.	Washington D.C.
78	Career Blazers Personnel Services, Inc.	Albany
79	Career Blazers Service Company, Inc.	Wilmington
80	Caribbean Resort Holdings, Inc.	New York	1
81	Castlewood Expansion Partners, L.P.	Wilmington
82	Cathay Advisory (Beijing) Co., Ltd.	Beijing
83	Cathay Asset Management Company Limited	Port Louis
84	Cathay Capital Company (No 2) Limited	Port Louis
85	CBI NY Training, Inc.	Albany
86	Cedar (Luxembourg) S.à r.l.	Luxembourg
87	Centennial River 1 Inc.	Denver
88	Centennial River 2 Inc.	Austin
89	Centennial River Acquisition I Corporation	Wilmington
90	Centennial River Acquisition II Corporation	Wilmington
91	Centennial River Corporation	Wilmington
92	Channel Nominees Limited (in members’ voluntary liquidation)	London
93	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	1
94	Civic Investments Limited	St. Helier
95	Consumo Finance S.p.A.	Milan
96	CREDA Objektanlage- und verwaltungsgesellschaft mbH	Bonn
97	CTXL Achtzehnte Vermögensverwaltung GmbH	Munich
98	Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington
99	D B Rail Holdings (UK) No. 1 Limited (in members’ voluntary liquidation)	London
100	D&M Turnaround Partners Godo Kaisha	Tokyo
101	D.B. International Delaware, Inc.	Wilmington
102	DAHOC (UK) Limited	London
103	DAHOC Beteiligungsgesellschaft mbH	Frankfurt
104	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur
105	DB (Malaysia) Nominee (Tempatan) Sdn. Bhd.	Kuala Lumpur
106	DB (Pacific) Limited	Wilmington
107	DB (Pacific) Limited, New York	New York
108	DB Abalone LLC	Wilmington
109	DB Alex. Brown Holdings Incorporated	Wilmington
110	DB Alps Corporation	Wilmington
111	DB Alternative Trading Inc.	Wilmington
112	DB Alternatives and Fund Solutions Shanghai Investment Company Ltd	Shanghai
113	DB Aotearoa Investments Limited	George Town
114	DB Beteiligungs-Holding GmbH	Frankfurt
115	DB Bluebell Investments (Cayman) Partnership	George Town
116	DB Boracay LLC	Wilmington
117	DB CAPAM GmbH	Cologne
118	DB Capital Management, Inc.	Wilmington
119	DB Capital Markets (Deutschland) GmbH	Frankfurt
120	DB Capital Partners (Asia), L.P.	George Town
121	DB Capital Partners (Europe) 2000 - A Founder Partner LP	Wilmington	1
122	DB Capital Partners (Europe) 2000 - B Founder Partner LP	Wilmington	1
123	DB Capital Partners Asia G.P. Limited	George Town
124	DB Capital Partners Europe 2002 Founder Partner LP	Wilmington	1
125	DB Capital Partners General Partner Limited	London
126	DB Capital Partners Latin America, G.P. Limited	George Town
127	DB Capital Partners, Inc.	Wilmington
128	DB Capital Partners, Latin America, L.P.	George Town
129	DB Capital, Inc.	Wilmington
130	DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón
131	DB Chestnut Holdings Limited	George Town
132	DB Commodities Canada Ltd.	Toronto
133	DB Commodity Services LLC	Wilmington
134	DB Consorzio S. Cons. a r. l.	Milan
135	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur
136	DB Crest Limited	St. Helier
137	DB Delaware Holdings (Europe) Limited	George Town
138	DB Delaware Holdings (UK) Limited	London
139	DB Depositor Inc.	Wilmington
140	DB Energy Commodities Limited	London
141	DB Energy Trading LLC	Wilmington
142	DB Enfield Infrastructure Holdings Limited	St. Helier
143	DB Enfield Infrastructure Investments Limited	St. Helier
144	DB Enterprise GmbH & Co. Zweite Beteiligungs KG	Luetzen-Gostau
145	DB Equipment Leasing, Inc.	New York
146	DB Equity Limited	London
147	DB Equity S.à r.l.	Luxembourg
148	DB Fillmore Lender Corp.	Wilmington
149	DB Finance (Delaware), LLC	Wilmington
150	DB Finanz-Holding GmbH	Frankfurt
151	DB Fund Services LLC	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
152	DB Funding LLC #4	Wilmington
153	DB Funding LLC #5	Wilmington
154	DB Funding LLC #6	Wilmington
155	DB Global Technology SRL	Bucharest
156	DB Global Technology, Inc.	Wilmington
157	DB Group Services (UK) Limited	London
158	DB Holdings (New York), Inc.	New York
159	DB Holdings (South America) Limited	Wilmington
160	DB HR Solutions GmbH	Eschborn
161	DB iCON Investments Limited (in members’ voluntary liquidation)	London
162	DB Impact Investment Fund I, L.P.	Edinburgh
163	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen-Gostau
164	DB Industrial Holdings GmbH	Luetzen-Gostau
165	DB Infrastructure Holdings (UK) No.3 Limited	London
166	DB Intermezzo LLC	Wilmington
167	DB International (Asia) Limited	Singapore
168	DB International Investments Limited	London
169	DB International Trust (Singapore) Limited	Singapore
170	DB Investment Management, Inc.	Wilmington
171	DB Investment Managers, Inc.	Wilmington
172	DB Investment Partners, Inc.	Wilmington
173	DB Investment Services GmbH	Frankfurt
174	DB Investments (GB) Limited	London
175	DB IROC Leasing Corp.	New York
176	DB Jasmine (Cayman) Limited (in voluntary liquidation)	George Town
177	DB Kredit Service GmbH	Berlin
178	DB London (Investor Services) Nominees Limited	London
179	DB Management Support GmbH	Frankfurt
180	DB Managers, LLC	West Trenton
181	DB Mortgage Investment Inc.	Baltimore
182	DB Nexus American Investments (UK) Limited	London
183	DB Nexus Iberian Investments (UK) Limited	London
184	DB Nexus Investments (UK) Limited	London
185	DB Nominees (Hong Kong) Limited	Hong Kong
186	DB Nominees (Singapore) Pte Ltd	Singapore
187	DB Omega BTV S.C.S.	Luxembourg
188	DB Omega Holdings LLC	Wilmington
189	DB Omega Ltd.	George Town
190	DB Omega S.C.S.	Luxembourg
191	DB Operaciones y Servicios Interactivos Agrupación de Interés Económico	Barcelona
192	DB Overseas Finance Delaware, Inc.	Wilmington
193	DB Overseas Holdings Limited	London
194	DB Partnership Management Ltd.	Wilmington
195	DB Portfolio Southwest, Inc.	Houston
196	DB Print GmbH	Frankfurt
197	DB Private Clients Corp.	Wilmington
198	DB Private Equity GmbH	Cologne
199	DB Private Equity International S.à r.l.	Luxembourg
200	DB Private Equity Treuhand GmbH	Cologne
201	DB Private Wealth Mortgage Ltd.	New York
202	DB PWM Private Markets I GP	Luxembourg
203	DB Rail Trading (UK) Limited (in members’ voluntary liquidation)	London
204	DB Re S.A.	Luxembourg
205	DB RMS Leasing (Cayman) L.P.	George Town
206	DB Road (UK) Limited	George Town
207	DB Samay Finance No. 2, Inc.	Wilmington
208	DB Securities S.A.	Warsaw
209	DB Service Centre Limited	Dublin
210	DB Service Uruguay S.A.	Montevideo
211	DB Services Americas, Inc.	Wilmington
212	DB Services New Jersey, Inc.	West Trenton
213	DB Servicios México, Sociedad Anónima de Capital Variable	Mexico City
214	DB Servizi Amministrativi S.r.l.	Milan
215	DB Strategic Advisors, Inc.	Makati City
216	DB Structured Derivative Products, LLC	Wilmington
217	DB Structured Products, Inc.	Wilmington
218	DB Trips Investments Limited	George Town	1
219	DB Trustee Services Limited	London
220	DB Trustees (Hong Kong) Limited	Hong Kong
221	DB U.K. Nominees Limited (in members’ voluntary liquidation)	London
222	DB U.S. Financial Markets Holding Corporation	Wilmington
223	DB UK Australia Finance Limited	George Town
224	DB UK Australia Holdings Limited	London
225	DB UK Bank Limited	London
226	DB UK Holdings Limited	London
227	DB UK PCAM Holdings Limited	London

Serial No.	Name of company	Domicile of company	Footnote
228	DB USA Corporation	Wilmington
229	DB Valoren S.à r.l.	Luxembourg
230	DB Value S.à r.l.	Luxembourg
231	DB Vanquish (UK) Limited	London
232	DB Vantage (UK) Limited	London
233	DB Vantage No.2 (UK) Limited	London
234	DB Vita S.A.	Luxembourg
235	db x-trackers (Proprietary) Limited	Johannesburg
236	DBAB Wall Street, LLC	Wilmington
237	DBAH Capital, LLC	Wilmington
238	DBCCA Investment Partners, Inc.	Wilmington
239	DBCIBZ1	George Town
240	DBCIBZ2	George Town
241	DBFIC, Inc.	Wilmington
242	DBG Vermögensverwaltungsgesellschaft mbH	Frankfurt
243	DBNY Brazil Invest Co.	Wilmington
244	DBNZ Overseas Investments (No.1) Limited	George Town
245	DBOI Global Services (UK) Limited	London
246	DBOI Global Services Private Limited	Mumbai
247	DBR Investments Co. Limited	George Town
248	DBRE Global Real Estate Management IA, Ltd.	George Town
249	DBRE Global Real Estate Management IB, Ltd.	George Town
250	DBRMSGP1	George Town
251	DBRMSGP2	George Town
252	DBS Technology Ventures, L.L.C.	Wilmington
253	DBUK PCAM Limited	London
254	DBUSBZ1, LLC	Wilmington
255	DBUSBZ2, LLC	Wilmington
256	DBX Advisors LLC	Wilmington
257	DBX Strategic Advisors LLC	Wilmington
258	dbX-Asian Long/Short Equity 3 Fund	St. Helier	2
259	dbX-Commodity 1 Fund	St. Helier	2
260	dbX-Convertible Arbitrage 14 Fund	St. Helier	2
261	dbX-Credit 2 Fund	St. Helier	2
262	dbX-Credit 3 Fund	St. Helier	2
263	dbX-Credit 4 Fund	St. Helier	2
264	dbX-CTA 16 Fund	St. Helier	2
265	dbX-CTA 18 Fund	St. Helier	2
266	dbX-CTA 2 Fund	St. Helier	2
267	dbX-CTA 9 Fund	St. Helier	2
268	dbX-Emerging Markets Macro 1 Fund	St. Helier	2
269	dbX-Global Long/Short Equity 10 (Sabre)	St. Helier	2
270	dbX-Global Long/Short Equity 9 Fund	St. Helier	2
271	dbX-Global Macro 4 Fund	St. Helier	2
272	dbX-Global Macro 9 Fund	St. Helier	2
273	dbX-Risk Arbitrage 1 Fund	St. Helier	2
274	dbX-Risk Arbitrage 6 Fund	St. Helier	2
275	dbX-Risk Arbitrage 9 Fund	St. Helier	2
276	dbX-US Long/Short Equity 13 Fund	St. Helier	2
277	dbX-US Long/Short Equity 15 Fund	St. Helier	2
278	De Meng Innovative (Beijing) Consulting Company Limited	Beijing
279	DeAM Infrastructure Limited	London
280	DeAWM Distributors, Inc.	Wilmington
281	DeAWM Service Company	Wilmington
282	DeAWM Trust Company	Salem
283	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn
284	DEE Deutsche Erneuerbare Energien GmbH	Duesseldorf
285	DEGRU Erste Beteiligungsgesellschaft mbH i.L.	Eschborn
286	Delowrezham de México S. de R.L. de C.V.	Mexico City
287	DEUFRAN Beteiligungs GmbH	Frankfurt
288	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt
289	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland
290	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland
291	Deutsche (New Munster) Holdings New Zealand Limited	Auckland
292	Deutsche Aeolia Power Production Société Anonyme	Paiania
293	Deutsche Alt-A Securities, Inc.	Wilmington
294	Deutsche Alternative Asset Management (France) SAS	Paris
295	Deutsche Alternative Asset Management (Global) Limited	London
296	Deutsche Alternative Asset Management (UK) Limited	London
297	Deutsche Asia Pacific Finance, Inc.	Wilmington
298	Deutsche Asia Pacific Holdings Pte Ltd	Singapore
299	Deutsche Asset & Wealth Management International GmbH	Frankfurt
300	Deutsche Asset & Wealth Management Investment GmbH	Frankfurt
301	Deutsche Asset & Wealth Management Investment S.A.	Luxembourg
302	Deutsche Asset Management (Asia) Limited	Singapore
303	Deutsche Asset Management (Hong Kong) Limited	Hong Kong

Serial No.	Name of company	Domicile of company	Footnote
304	Deutsche Asset Management (India) Private Limited	Mumbai
305	Deutsche Asset Management (Japan) Limited	Tokyo
306	Deutsche Asset Management (Korea) Company Limited	Seoul
307	Deutsche Asset Management (UK) Limited	London
308	Deutsche Asset Management Group Limited	London
309	Deutsche Auskunftei Service GmbH	Hamburg
310	Deutsche Australia Limited	Sydney
311	Deutsche Bank (Cayman) Limited	George Town
312	Deutsche Bank (Chile)	Santiago
313	Deutsche Bank (China) Co., Ltd.	Beijing
314	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur
315	Deutsche Bank (Malta) Ltd	Floriana
316	Deutsche Bank (Mauritius) Limited	Port Louis
317	Deutsche Bank (Perú) S.A.	Lima
318	Deutsche Bank (Suisse) SA	Geneva
319	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo
320	DEUTSCHE BANK A.S.	Istanbul
321	Deutsche Bank Americas Holding Corp.	Wilmington
322	Deutsche Bank Bauspar-Aktiengesellschaft	Frankfurt
323	Deutsche Bank Corretora de Valores S.A.	Sao Paulo
324	Deutsche Bank Europe GmbH	Frankfurt
325	Deutsche Bank Financial Company	George Town
326	Deutsche Bank Financial Inc.	Wilmington
327	Deutsche Bank Holdings, Inc.	Wilmington
328	Deutsche Bank Insurance Agency Incorporated	Baltimore
329	Deutsche Bank Insurance Agency of Delaware	Wilmington
330	Deutsche Bank International Limited	St. Helier
331	Deutsche Bank International Trust Co. (Cayman) Limited	George Town
332	Deutsche Bank International Trust Co. Limited	St. Peter Port
333	Deutsche Bank Investments (Guernsey) Limited	St. Peter Port
334	Deutsche Bank Luxembourg S.A.	Luxembourg
335	Deutsche Bank Mutui S.p.A.	Milan
336	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City
337	Deutsche Bank National Trust Company	Los Angeles
338	Deutsche Bank Nederland N.V.	Amsterdam
339	Deutsche Bank Nominees (Jersey) Limited	St. Helier
340	Deutsche Bank Polska Spólka Akcyjna	Warsaw
341	Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft	Frankfurt
342	Deutsche Bank Realty Advisors, Inc.	Wilmington
343	Deutsche Bank S.A.	Buenos Aires
344	Deutsche Bank S.A. - Banco Alemão	Sao Paulo
345	Deutsche Bank Securities Inc.	Wilmington
346	Deutsche Bank Securities Limited	Toronto
347	Deutsche Bank Services (Jersey) Limited	St. Helier
348	Deutsche Bank Società per Azioni	Milan
349	Deutsche Bank Trust Company Americas	New York
350	Deutsche Bank Trust Company Delaware	Wilmington
351	Deutsche Bank Trust Company, National Association	New York
352	Deutsche Bank Trust Corporation	New York
353	Deutsche Bank Trustee Services (Guernsey) Limited	St. Peter Port
354	Deutsche Bank Österreich AG	Vienna
355	Deutsche Bank, Sociedad Anónima Española	Madrid
356	Deutsche Capital Finance (2000) Limited	George Town
357	Deutsche Capital Hong Kong Limited	Hong Kong
358	Deutsche Capital Markets Australia Limited	Sydney
359	Deutsche Capital Partners China Limited	George Town
360	Deutsche Cayman Ltd.	George Town
361	Deutsche CIB Centre Private Limited	Mumbai
362	Deutsche Clubholding GmbH	Frankfurt
363	Deutsche Commodities Trading Co., Ltd.	Shanghai
364	Deutsche Custody N.V.	Amsterdam
365	Deutsche Domus New Zealand Limited	Auckland
366	Deutsche Emerging Markets Investments (Netherlands) B.V.	Amsterdam
367	Deutsche Equities India Private Limited	Mumbai
368	Deutsche Far Eastern Asset Management Company Limited	Taipei
369	Deutsche Fiduciary Services (Suisse) SA	Geneva
370	Deutsche Finance Co 1 Pty Limited	Sydney
371	Deutsche Finance Co 2 Pty Limited	Sydney
372	Deutsche Finance Co 3 Pty Limited	Sydney
373	Deutsche Finance Co 4 Pty Limited	Sydney
374	Deutsche Finance No. 2 (UK) Limited	London
375	Deutsche Finance No. 2 Limited	George Town
376	Deutsche Finance No. 4 (UK) Limited (in members’ voluntary liquidation)	London
377	Deutsche Foras New Zealand Limited	Auckland
378	Deutsche Futures Singapore Pte Ltd	Singapore
379	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf

Serial No.	Name of company	Domicile of company	Footnote
380	Deutsche Global Markets Limited	Tel Aviv
381	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg
382	Deutsche Group Services Pty Limited	Sydney
383	Deutsche Grundbesitz Beteiligungsgesellschaft mbH	Eschborn
384	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt
385	Deutsche Haussmann S.à r.l.	Luxembourg
386	Deutsche Holdings (BTI) Limited	London
387	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg
388	Deutsche Holdings (Malta) Ltd.	Floriana
389	Deutsche Holdings (SA) (Proprietary) Limited	Johannesburg
390	Deutsche Holdings Limited	London
391	Deutsche Holdings No. 2 Limited	London
392	Deutsche Holdings No. 3 Limited	London
393	Deutsche Holdings No. 4 Limited	London
394	Deutsche Immobilien Leasing GmbH	Duesseldorf
395	Deutsche India Holdings Private Limited	Mumbai
396	Deutsche International Corporate Services (Delaware) LLC	Wilmington
397	Deutsche International Corporate Services (Ireland) Limited	Dublin
398	Deutsche International Corporate Services Limited	St. Helier
399	Deutsche International Custodial Services Limited	St. Helier
400	Deutsche International Finance (Ireland) Limited	Dublin
401	Deutsche International Trust Company N.V.	Amsterdam
402	Deutsche International Trust Corporation (Mauritius) Limited	Port Louis
403	Deutsche Inversiones Dos S.A.	Santiago
404	Deutsche Inversiones Limitada	Santiago
405	DEUTSCHE INVEST Reale Werte geschl. Inv. AG	Cologne
406	Deutsche Investment Management Americas Inc.	Wilmington
407	Deutsche Investments (Netherlands) N.V.	Amsterdam
408	Deutsche Investments Australia Limited	Sydney
409	Deutsche Investments India Private Limited	Mumbai
410	Deutsche Investor Services Private Limited	Mumbai
411	Deutsche IT License GmbH	Eschborn
412	Deutsche Knowledge Services Pte. Ltd.	Singapore
413	Deutsche Managed Investments Limited	Sydney
414	Deutsche Mandatos S.A.	Buenos Aires
415	Deutsche Master Funding Corporation	Wilmington
416	Deutsche Mexico Holdings S.à r.l.	Luxembourg
417	Deutsche Morgan Grenfell Group Public Limited Company	London
418	Deutsche Morgan Grenfell Nominees Pte Ltd	Singapore
419	Deutsche Mortgage & Asset Receiving Corporation	Wilmington
420	Deutsche Mortgage Securities, Inc.	Wilmington
421	Deutsche New Zealand Limited	Auckland
422	Deutsche Nominees Limited	London
423	Deutsche Oppenheim Family Office AG	Grasbrunn
424	Deutsche Overseas Issuance New Zealand Limited	Auckland
425	Deutsche Postbank AG	Bonn
426	Deutsche Postbank Finance Center Objekt GmbH	Schuttrange
427	Deutsche Private Asset Management Limited	London
428	Deutsche Securities (India) Private Limited	New Delhi
429	Deutsche Securities (Perú) S.A.	Lima
430	Deutsche Securities (Proprietary) Limited	Johannesburg
431	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg
432	Deutsche Securities Asia Limited	Hong Kong
433	Deutsche Securities Australia Limited	Sydney
434	Deutsche Securities Inc.	Tokyo
435	Deutsche Securities Israel Ltd.	Tel Aviv
436	Deutsche Securities Korea Co.	Seoul
437	Deutsche Securities Mauritius Limited	Port Louis
438	Deutsche Securities Menkul Degerler A.S.	Istanbul
439	Deutsche Securities New Zealand Limited	Auckland
440	Deutsche Securities S.A.	Buenos Aires
441	Deutsche Securities Saudi Arabia LLC	Riyadh
442	Deutsche Securities SpA	Santiago
443	Deutsche Securities Venezuela S.A.	Caracas
444	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City
445	Deutsche Securitisation Australia Pty Limited	Sydney
446	Deutsche StiftungsTrust GmbH	Frankfurt
447	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo
448	Deutsche Transnational Trustee Corporation Inc	Charlottetown
449	Deutsche Trust Company Limited Japan	Tokyo
450	Deutsche Trustee Company Limited	London
451	Deutsche Trustee Services (India) Private Limited	Mumbai
452	Deutsche Trustees Malaysia Berhad	Kuala Lumpur
453	Deutsches Institut für Altersvorsorge GmbH	Frankfurt
454	DFC Residual Corp.	Carson City
455	DG China Clean Tech Partners	Tianjin	1

Serial No.	Name of company	Domicile of company	Footnote
456	DI Deutsche Immobilien Baugesellschaft mbH	Frankfurt
457	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt
458	DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH	Duesseldorf
459	DIL Financial Services GmbH & Co. KG	Duesseldorf
460	DISCA Beteiligungsgesellschaft mbH	Duesseldorf
461	DIV Holding GmbH	Luetzen-Gostau
462	DMG Technology Management, L.L.C.	Wilmington
463	DNU Nominees Pty Limited	Sydney
464	DSL Portfolio GmbH & Co. KG	Bonn
465	DSL Portfolio Verwaltungs GmbH	Bonn
466	DTS Nominees Pty Limited	Sydney
467	Durian (Luxembourg) S.à r.l.	Luxembourg
468	DWS Holding & Service GmbH	Frankfurt
469	DWS Investments (Spain), S.G.I.I.C., S.A.	Madrid
470	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg
471	Elba Finance GmbH	Eschborn
472	Elizabethan Holdings Limited	George Town
473	Elizabethan Management Limited	George Town
474	Equipment Management Services LLC	Wilmington
475	Estate Holdings, Inc.	St. Thomas	1
476	European Value Added I (Alternate G.P.) LLP	London
477	Evergreen Amsterdam Holdings B.V.	Amsterdam
478	Evergreen International Holdings B.V.	Amsterdam
479	Evergreen International Investments B.V.	Amsterdam
480	Evergreen International Leasing B.V.	Amsterdam
481	Exinor SA (dissolution volontaire)	Bastogne
482	EXTOREL Private Equity Advisers GmbH	Cologne
483	FARAMIR Beteiligungs- und Verwaltungs GmbH	Cologne
484	Farezco I, S. de R.L. de C.V.	Mexico City
485	Farezco II, S. de R.L. de C.V.	Mexico City
486	Fenix Administración de Activos S. de R.L. de C.V.	Mexico City
487	Fiduciaria Sant’ Andrea S.r.L.	Milan
488	Finanza & Futuro Banca SpA	Milan
489	Firstee Investments LLC	Wilmington
490	Fondo de Inversión Privado NPL Fund Two	Santiago	2
491	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt
492	Funds Nominees Limited (in members’ voluntary liquidation)	London
493	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl “Rimbachzentrum” KG	Bad Homburg
494	G Finance Holding Corp.	Wilmington
495	GbR Goethestraße	Cologne
496	Gemini Technology Services Inc.	Wilmington
497	German Access LLP	London
498	German American Capital Corporation	Baltimore
499	Global Commercial Real Estate Special Opportunities Limited	St. Helier
500	Greenwood Properties Corp.	New York	1
501	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf
502	Grundstücksgesellschaft Köln-Ossendorf VI mbH	Cologne
503	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf
504	Gulara Pty Ltd	Sydney
505	GUO Mao International Hotels B.V.	Amsterdam
506	Hac Investments Ltd.	Wilmington
507	HAC Investments Portugal - Servicos de Consultadoria e Gestao Lda	Lisbon
508	Hakkeijima Godo Kaisha	Tokyo
509	Herengracht Financial Services B.V.	Amsterdam
510	HTB Spezial GmbH & Co. KG	Cologne
511	IKARIA Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne
512	IOS Finance E F C S.A.	Barcelona
513	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne
514	IVAF I Manager, S.à r.l.	Luxembourg
515	JR Nominees (Proprietary) Limited	Johannesburg
516	Jyogashima Godo Kaisha	Tokyo
517	KEBA Gesellschaft für interne Services mbH	Frankfurt
518	Kidson Pte Ltd	Singapore
519	Kingfisher Nominees Limited	Auckland
520	Konsul Inkasso GmbH	Essen
521	Kradavimd UK Lease Holdings Limited	London
522	Kunshan RREEF Equity Investment Fund Management Co. Ltd.	Kunshan
523	LA Water Holdings Limited	George Town
524	Lammermuir Leasing Limited	London
525	LAWL Pte. Ltd.	Singapore
526	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld
527	Legacy Reinsurance, LLC	Burlington
528	Leonardo III Initial GP Limited	London
529	Long-Tail Risk Insurers, Ltd.	Hamilton
530	LWC Nominees Limited	Auckland
531	MAC Investments Ltd.	George Town

Serial No.	Name of company	Domicile of company	Footnote
532	Maher 1210 Corbin LLC	Wilmington
533	Maher Chassis Management LLC	Wilmington
534	Maher Terminals Holdings (Toronto) Limited	Vancouver
535	Maher Terminals LLC	Wilmington
536	Maher Terminals Logistic Systems LLC	Wilmington
537	Maher Terminals USA, LLC	Wilmington
538	Maritime Indemnity Insurance Co. Ltd.	Hamilton
539	Maxblue Americas Holdings, S.A.	Madrid
540	MEF I Manager, S. à r.l.	Luxembourg
541	MEFIS Beteiligungsgesellschaft mbH	Frankfurt
542	MHL Reinsurance Ltd.	Burlington
543	MIT Holdings, Inc.	Baltimore
544	Morgan Nominees Limited (in members’ voluntary liquidation)	London
545	Mortgage Trading (UK) Limited (in members’ voluntary liquidation)	London
546	MortgageIT Securities Corp.	Wilmington
547	MortgageIT, Inc.	New York
548	MXB U.S.A., Inc.	Wilmington
549	Navegator - SGFTC, S.A.	Lisbon
550	NCKR, LLC	Wilmington
551	NEPTUNO Verwaltungs- und Treuhand-Gesellschaft mit beschränkter Haftung	Cologne
552	Nevada Mezz 1 LLC	Wilmington
553	Nevada Parent 1 LLC	Wilmington
554	Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung	Frankfurt
555	norisbank GmbH	Bonn
556	North American Income Fund PLC	Dublin
557	Novelties Distribution LLC	Wilmington
558	OAM Köln GmbH	Cologne
559	OOO “Deutsche Bank TechCentre”	Moscow
560	OOO “Deutsche Bank”	Moscow
561	Opal Funds (Ireland) Public Limited Company	Dublin
562	OPB Verwaltungs- und Beteiligungs-GmbH	Cologne
563	OPB Verwaltungs- und Treuhand GmbH	Cologne
564	OPB-Holding GmbH	Cologne
565	OPB-Nona GmbH	Frankfurt
566	OPB-Oktava GmbH	Cologne
567	OPB-Quarta GmbH	Cologne
568	OPB-Quinta GmbH	Cologne
569	OPB-Septima GmbH	Cologne
570	Oppenheim Asset Management Services S.à r.l.	Luxembourg
571	OPPENHEIM Capital Advisory GmbH	Cologne
572	Oppenheim Eunomia GmbH	Cologne
573	OPPENHEIM Flottenfonds V GmbH & Co. KG	Cologne
574	Oppenheim Fonds Trust GmbH	Cologne
575	OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne
576	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne
577	OPS Nominees Pty Limited	Sydney
578	OVT Trust 1 GmbH	Cologne
579	OVV Beteiligungs GmbH	Cologne
580	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
581	Pan Australian Nominees Pty Ltd	Sydney
582	PB Factoring GmbH	Bonn
583	PB Firmenkunden AG	Bonn
584	PB International S.A.	Schuttrange
585	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn
586	PBC Banking Services GmbH	Frankfurt
587	PBC Services GmbH der Deutschen Bank	Frankfurt
588	PEIF II SLP Feeder, L.P.	Edinburgh
589	Pelleport Investors, Inc.	New York
590	Pembol Nominees Limited (in members’ voluntary liquidation)	London
591	PHARMA/wHEALTH Management Company S.A.	Luxembourg
592	Plantation Bay, Inc.	St. Thomas
593	Polydeuce LLC	Wilmington
594	Postbank Akademie und Service GmbH	Hameln
595	Postbank Beteiligungen GmbH	Bonn
596	Postbank Direkt GmbH	Bonn
597	Postbank Filial GmbH	Bonn
598	Postbank Filialvertrieb AG	Bonn
599	Postbank Finanzberatung AG	Hameln
600	Postbank Immobilien GmbH	Hameln
601	Postbank Immobilien und Baumanagement GmbH	Bonn
602	Postbank Immobilien und Baumanagement GmbH & Co. Objekt Leipzig KG	Bonn
603	Postbank Leasing GmbH	Bonn
604	Postbank Service GmbH	Essen
605	Postbank Systems AG	Bonn
606	Primelux Insurance S.A.	Luxembourg
607	Private Equity Asia Select Company III S.à r.l.	Luxembourg

Serial No.	Name of company	Domicile of company	Footnote
608	Private Equity Global Select Company IV S.à r.l.	Luxembourg
609	Private Equity Global Select Company V S.à r.l.	Luxembourg
610	Private Equity Select Company S.à r.l.	Luxembourg
611	Private Financing Initiatives, S.L.	Barcelona
612	PS plus Portfolio Software + Consulting GmbH	Roedermark
613	PT Deutsche Securities Indonesia	Jakarta
614	PT. Deutsche Verdhana Indonesia	Jakarta	1
615	Public joint-stock company “Deutsche Bank DBU”	Kiev
616	Pyramid Ventures, Inc.	Wilmington
617	R.B.M. Nominees Pty Ltd	Sydney
618	Real Estate Secondary Opportunities Fund, LP	London
619	Regula Limited	Road Town
620	RoPro U.S. Holding, Inc.	Wilmington
621	Route 28 Receivables, LLC	Wilmington
622	Royster Fund Management S.à r.l.	Luxembourg
623	RREEF America L.L.C.	Wilmington
624	RREEF China REIT Management Limited	Hong Kong
625	RREEF European Value Added I (G.P.) Limited	London
626	RREEF India Advisors Private Limited	Mumbai
627	RREEF Investment GmbH	Frankfurt
628	RREEF Management GmbH	Frankfurt
629	RREEF Management L.L.C.	Wilmington
630	RREEF Spezial Invest GmbH	Frankfurt
631	RTS Nominees Pty Limited	Sydney
632	SAB Real Estate Verwaltungs GmbH	Hameln
633	Sagamore Limited	London
634	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
635	Sajima Godo Kaisha	Tokyo	1
636	Sal. Oppenheim Alternative Investments GmbH	Cologne
637	Sal. Oppenheim Global Invest GmbH	Cologne
638	Sal. Oppenheim jr. & Cie. AG & Co. Kommanditgesellschaft auf Aktien	Cologne
639	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne
640	Sal. Oppenheim jr. & Cie. Komplementär AG	Cologne
641	Sal. Oppenheim jr. & Cie. Luxembourg S.A.	Luxembourg
642	SALOMON OPPENHEIM GmbH i.L.	Cologne
643	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
644	Service Company Five Limited	Hong Kong
645	Service Company Four Limited	Hong Kong
646	Sharps SP I LLC	Wilmington
647	Sherwood Properties Corp.	Wilmington
648	Structured Finance Americas, LLC	Wilmington
649	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt
650	Telefon-Servicegesellschaft der Deutschen Bank mbH	Frankfurt
651	TELO Beteiligungsgesellschaft mbH	Schoenefeld
652	Tempurrite Leasing Limited	London
653	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok
654	TOKOS GmbH	Luetzen-Gostau
655	Treuinvest Service GmbH	Frankfurt
656	Trevona Limited	Road Town
657	Triplereason Limited	London
658	Urbistar Settlement Services, LLC	Harrisburg
659	VCG Venture Capital Fonds III Verwaltungs GmbH	Munich
660	VCG Venture Capital Gesellschaft mbH	Munich
661	VCM MIP III GmbH & Co. KG	Cologne
662	VCM Treuhand Beteiligungsverwaltung GmbH	Cologne
663	VCP Treuhand Beteiligungsgesellschaft mbH	Cologne
664	VCP Verwaltungsgesellschaft mbH	Cologne
665	Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden	Berlin
666	Vesta Real Estate S.r.l.	Milan
667	VI Resort Holdings, Inc.	New York	1
668	VÖB-ZVD Processing GmbH	Frankfurt
669	Wealthspur Investment Company Limited	Labuan
670	WEPLA Beteiligungsgesellschaft mbH	Frankfurt
671	Whale Holdings S.à r.l.	Luxembourg
672	5000 Yonge Street Toronto Inc.	Toronto
Consolidated Structured Entities
673	Aberdeen Capital Trust	London
674	AFS Platform ICAV	Dublin
675	Amber Investments S.à r.l.	Luxembourg
676	Aqueduct Capital S.à r.l.	Luxembourg
677	Argentina Capital Protected Investments Limited	George Town	3
678	Aspen Funding LLC	Wilmington
679	Asset Repackaging Trust Five B.V.	Amsterdam	3
680	Asset Repackaging Trust Six B.V.	Amsterdam	3
681	Atena SPV S.r.l	Conegliano
682	Atlas Investment Company 1 S.à r.l.	Luxembourg

Serial No.	Name of company	Domicile of company	Footnote
683	Atlas Investment Company 2 S.à r.l.	Luxembourg
684	Atlas Investment Company 3 S.à r.l.	Luxembourg
685	Atlas Investment Company 4 S.à r.l.	Luxembourg
686	Atlas Portfolio Select SPC	George Town
687	Atlas SICAV - FIS	Luxembourg	3
688	Axia Insurance, Ltd.	Hamilton	3
689	Axiom Shelter Island LLC	San Diego
690	Azurix AGOSBA S.R.L.	Buenos Aires
691	Azurix Argentina Holding, Inc.	Wilmington
692	Azurix Buenos Aires S.A. (en liquidacion)	Buenos Aires
693	Azurix Cono Sur, Inc.	Wilmington
694	Azurix Corp.	Wilmington
695	Azurix Latin America, Inc.	Wilmington
696	Baltics Credit Solutions Latvia SIA	Riga
697	Block 1949, LLC	Wilmington	1
698	Bridge No.1 Pty Limited	Sydney
699	Bürohaus Hauptstraße Gewerbeimmobilien Limited & Co. KG	Frankfurt
700	Büropark Heimstetten Vermögensverwaltungs Limited & Co. KG	Frankfurt
701	Castlebay Asia Flexible Fund SICAV-FIS - Taiwan Bond Fund	Luxembourg
702	Cathay Capital (Labuan) Company Limited	Labuan
703	Cathay Capital Company Limited	Port Louis
704	Cathay Strategic Investment Company Limited	Hong Kong
705	Cathay Strategic Investment Company No. 2 Limited	George Town
706	Cayman Reference Fund Holdings Limited	George Town
707	Charitable Luxembourg Four S.à r.l.	Luxembourg
708	Charitable Luxembourg Three S.à r.l.	Luxembourg
709	Charitable Luxembourg Two S.à r.l.	Luxembourg
710	Charlton (Delaware), Inc.	Wilmington
711	China Recovery Fund LLC	Wilmington
712	CITAN Beteiligungsgesellschaft mbH	Frankfurt
713	CLASS Limited	St. Helier	3
714	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town
715	Concept Fund Solutions Public Limited Company	Dublin	3
716	COUNTS Trust Series 2007 - 3	Newark	3
717	Crofton Invest, S.L.	Madrid
718	Danube Properties S.à r.l., en faillite	Luxembourg
719	Dariconic Limited	Dublin
720	Dawn-BV II LLC	Wilmington
721	Dawn-BV LLC	Wilmington
722	Dawn-BV-Helios LLC	Wilmington
723	Dawn-G II LLC	Wilmington
724	Dawn-G LLC	Wilmington
725	Dawn-G-Helios LLC	Wilmington
726	DB (Barbados) SRL	Christ Church
727	DB Aircraft Leasing Master Trust	Wilmington	1
728	DB Alternative Strategies Limited	George Town
729	DB Apex (Luxembourg) S.à r.l.	Luxembourg
730	DB Apex Finance Limited	Floriana
731	DB Apex Management Capital S.C.S.	Luxembourg
732	DB Apex Management Income S.C.S.	Luxembourg
733	DB Apex Management Limited	George Town
734	DB Asia Pacific Holdings Limited	George Town
735	DB Aster II, LLC	Wilmington
736	DB Aster III, LLC	Wilmington
737	DB Aster, Inc.	Wilmington
738	DB Aster, LLC	Wilmington
739	DB Avila Ltd.	George Town
740	DB Capital Investments Sàrl	Luxembourg
741	DB Chambers Limited	George Town
742	DB Clyde, LLC	Wilmington
743	DB Covered Bond S.r.l.	Conegliano
744	DB Credit Investments S.à r.l.	Luxembourg
745	DB Dawn, Inc.	Wilmington
746	DB Elara LLC	Wilmington
747	DB ESC Corporation	Wilmington
748	db ETC plc	St. Helier	3
749	DB Finance International GmbH	Eschborn
750	DB Ganymede 2006 L.P.	George Town
751	DB Global Markets Multi-Strategy Fund I Ltd.	George Town
752	DB Global Masters Multi-Strategy Trust	George Town
753	DB Global Masters Trust	George Town	3
754	DB Green Holdings Corp.	Wilmington
755	DB Green, Inc.	New York
756	DB Hawks Nest, Inc.	Wilmington
757	DB Hypernova LLC	Wilmington
758	DB Immobilienfonds 1 Wieland KG	Frankfurt

Serial No.	Name of company	Domicile of company	Footnote
759	DB Immobilienfonds 2 GmbH & Co. KG	Frankfurt
760	DB Immobilienfonds 4 GmbH & Co. KG	Frankfurt
761	DB Immobilienfonds 5 Wieland KG	Frankfurt
762	DB Impact Investment (GP) Limited	London
763	DB Infrastructure Holdings (UK) No.1 Limited	London
764	DB Investment Resources (US) Corporation	Wilmington
765	DB Investment Resources Holdings Corp.	Wilmington
766	DB Io LP	Wilmington
767	DB Jasmine Holdings Limited (in members’ voluntary liquidation)	London
768	DB Like-Kind Exchange Services Corp.	Wilmington
769	DB Litigation Fee LLC	Wilmington
770	DB Master Fundo de Investimento em Direitos Creditórios Não-Padronizados de Precatórios Federais	Rio de Janeiro
771	DB Munico Ltd.	George Town
772	DB Platinum	Luxembourg	3
773	DB Platinum II	Luxembourg	3
774	DB Platinum IV	Luxembourg	3
775	DB Prevision 12, FP	Barcelona
776	DB PWM - Active Asset Allocation Growth II	Luxembourg
777	DB PWM II - LiquidAlts UCITS (Euro)	Luxembourg
778	DB RC Holdings, LLC	Wilmington
779	DB Real Estate Canadainvest 1 Inc.	Toronto
780	DB Safe Harbour Investment Projects Limited	London
781	DB STG Lux 10 S.à r.l.	Luxembourg
782	DB STG Lux 11 S.à r.l.	Luxembourg
783	DB STG Lux 12 S.à r.l.	Luxembourg
784	DB STG Lux 6 S.à r.l.	Luxembourg
785	DB STG Lux 7 S.à r.l.	Luxembourg
786	DB STG Lux 8 S.à r.l.	Luxembourg
787	DB STG Lux 9 S.à r.l.	Luxembourg
788	DB Sylvester Funding Limited	George Town
789	db x-trackers	Luxembourg	3
790	db x-trackers II	Luxembourg	3
791	dbInvestor Solutions Public Limited Company	Dublin	3
792	DBRMS4	George Town
793	DBX ETF Trust	Wilmington	3
794	De Heng Asset Management Company Limited	Beijing
795	DeAM Capital Protect 2014	Frankfurt
796	DeAM Capital Protect 2019	Frankfurt
797	DeAM Capital Protect 2024	Frankfurt
798	DeAM Capital Protect 2029	Frankfurt
799	DeAM Capital Protect 2034	Frankfurt
800	DeAM Capital Protect 2039	Frankfurt
801	DeAM Capital Protect 2044	Frankfurt
802	DeAM Capital Protect 2049	Frankfurt
803	Deco 17 - Pan Europe 7 Limited	Dublin
804	Deutsche Bank Best Allocation - Protect 80	Luxembourg
805	Deutsche Bank Capital Finance LLC I	Wilmington
806	Deutsche Bank Capital Finance Trust I	Wilmington	1
807	Deutsche Bank Capital Funding LLC VII	Wilmington
808	Deutsche Bank Capital Funding Trust VII	Wilmington	1
809	Deutsche Bank Capital LLC I	Wilmington
810	Deutsche Bank Capital LLC IV	Wilmington
811	Deutsche Bank Capital Trust I	Wilmington	1
812	Deutsche Bank Capital Trust IV	Wilmington	1
813	Deutsche Bank Contingent Capital LLC II	Wilmington
814	Deutsche Bank Contingent Capital LLC III	Wilmington
815	Deutsche Bank Contingent Capital LLC IV	Wilmington
816	Deutsche Bank Contingent Capital LLC V	Wilmington
817	Deutsche Bank Contingent Capital Trust II	Wilmington	1
818	Deutsche Bank Contingent Capital Trust III	Wilmington	1
819	Deutsche Bank Contingent Capital Trust IV	Wilmington	1
820	Deutsche Bank Contingent Capital Trust V	Wilmington	1
821	Deutsche Bank LIFERs Trust	Wilmington	3
822	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	3
823	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	3
824	Deutsche Bank SPEARs/LIFERs Trust	Wilmington	3
825	Deutsche Bank SPEARs/LIFERs Trust (DB Series 100)	Wilmington	4
826	Deutsche Colombia S.A.S.	Bogotá
827	Deutsche GUO Mao Investments (Netherlands) B.V.	Amsterdam
828	Deutsche Income Trust - Deutsche Limited Maturity Quality Income Fund	Boston
829	Deutsche Income Trust - Deutsche Ultra-Short Investment Grade Fund	Boston
830	Deutsche Institutional Money plus	Luxembourg
831	Deutsche Institutional USD Money plus	Luxembourg
832	Deutsche International Fund, Inc. - Deutsche Emerging Markets Frontier Fund	Baltimore
833	Deutsche Investment Trust - Deutsche CROCI U.S. Fund	Boston
834	Deutsche Leasing New York Corp.	New York

Serial No.	Name of company	Domicile of company	Footnote
835	Deutsche Postbank Funding LLC I	Wilmington
836	Deutsche Postbank Funding LLC II	Wilmington
837	Deutsche Postbank Funding LLC III	Wilmington
838	Deutsche Postbank Funding LLC IV	Wilmington
839	Deutsche Postbank Funding Trust I	Wilmington	1
840	Deutsche Postbank Funding Trust II	Wilmington	1
841	Deutsche Postbank Funding Trust III	Wilmington	1
842	Deutsche Postbank Funding Trust IV	Wilmington	1
843	Deutsche Securities Trust - Deutsche MLP & Energy Infrastructure Fund	Boston
844	Deutsche Services Polska Sp. z o.o.	Warsaw
845	Deutsche Strategic Equity Long/Short Fund	Boston
846	DJ Williston Swaps LLC	Wilmington
847	Drehscheibe Bochum GmbH & Co. KG	Frankfurt
848	Dusk II, LLC	Wilmington
849	Dusk LLC	Wilmington
850	DWS (CH) - Pension Garant 2017	Zurich
851	DWS China A-Fund	Luxembourg	3
852	DWS Dividende Garant 2016	Luxembourg
853	DWS Garant 80 ETF-Portfolio	Luxembourg
854	DWS Garant 80 FPI	Luxembourg
855	DWS Garant Top Dividende 2018	Luxembourg
856	DWS Megatrend Performance 2016	Luxembourg
857	DWS Performance Rainbow 2015	Luxembourg
858	DWS Zeitwert Protect	Luxembourg
859	Earls Eight Limited	George Town	3
860	Earls Four Limited	George Town	3
861	EARLS Trading Limited	George Town
862	1221 East Denny Owner, LLC	Wilmington
863	ECT Holdings Corp.	Wilmington
864	Einkaufszentrum “HVD Dresden” S.à.r.l & Co. KG	Cologne
865	Eirles Three Limited	Dublin	3
866	Eirles Two Limited	Dublin	3
867	Elmo Funding GmbH	Eschborn
868	Elmo Leasing Vierzehnte GmbH	Eschborn
869	Emerald Asset Repackaging Limited	Dublin
870	Emerging Markets Capital Protected Investments Limited	George Town	3
871	Emeris	George Town
872	Epicuro SPV S.r.l.	Conegliano
873	Equinox Credit Funding Public Limited Company	Dublin	3
874	Erste Frankfurter Hoist GmbH	Eschborn
875	Eurohome (Italy) Mortgages S.r.l.	Conegliano
876	Feale Sp. z o.o.	Wolica
877	Finaqua Limited	London
878	Fondo Privado de Titulización PYMES I Limited	Dublin
879	Fortis Flexi IV - Bond Medium Term RMB	Luxembourg
880	FRANKFURT CONSULT GmbH	Frankfurt
881	Fullgoal China Access RQFII Fund SPC - Fullgoal RQFII Bond Sub-Fund	George Town
882	Fundo de Investimento em Direitos Creditórios Global Markets	Rio de Janeiro
883	Fundo de Investimento em Direitos Creditórios Não-Padronizados - Precatório Federal 4870-1	Rio de Janeiro
884	Fundo de Investimento em Direitos Creditórios Não-Padronizados - Precatórios Federais DB I	Rio de Janeiro
885	Fundo de Investimento em Quotas de Fundos de Investimento em Direitos Creditórios Não-Padronizados Global Markets	Rio de Janeiro
886	GAC-HEL II, Inc.	Wilmington
887	GAC-HEL, Inc.	Wilmington
888	Gemini Securitization Corp., LLC	Wilmington
889	GGGolf, LLC	Wilmington
890	Gladyr Spain, S.L.	Madrid
891	Global Markets Fundo de Investimento Multimercado	Rio de Janeiro
892	Global Markets III Fundo de Investimento Multimercado - Crédito Privado e Investimento No Exterior	Rio de Janeiro
893	Global Opportunities Co-Investment Feeder, LLC	Wilmington
894	Global Opportunities Co-Investment, LLC	Wilmington
895	Grundstücksverwaltung Martin-Behaim-Strasse Gewerbeimmobilien Limited & Co. KG	Frankfurt
896	GSAM ALPS Fund EUR	George Town
897	GSAM ALPS Fund USD	George Town
898	GWC-GAC Corp.	Wilmington
899	HAH Limited (in members’ voluntary liquidation)	London
900	Hamildak Limited	Dublin
901	Harbour Finance Limited	Dublin
902	Harvest Select Funds - Harvest China Fixed Income Fund I	Hong Kong
903	Harvest Select Funds - Harvest China Fixed Income Fund II	Hong Kong
904	Hawser Trust	Santa Ana	3
905	Hotel Majestic LLC	Wilmington
906	Iberia Inversiones II Limited	Dublin
907	Iberia Inversiones Limited	Dublin
908	India Debt Opportunities Fund	Mumbai
909	Infrastructure Holdings (Cayman) SPC	George Town
910	Inn Properties S.à r.l., en faillite	Luxembourg

Serial No.	Name of company	Domicile of company	Footnote
911	Investor Solutions Limited	St. Helier	3
912	Isar Properties S.à r.l., en faillite	Luxembourg
913	ITAPEVA II Multicarteira FIDC Não-Padronizado	Sao Paulo
914	ITAPEVA Multicarteira Fundo de Investimento em Direitos Creditórios Não-Padronizado	Sao Paulo
915	IVAF (Jersey) Limited	St. Helier
916	JB Hotel Private Placement Real Estate Trust No. 1	Seoul
917	Jovian Limited	Douglas
918	Kelsey Street LLC	Wilmington
919	Kingfisher Canada Holdings LLC	Wilmington
920	Kingfisher Holdings LLC	Wilmington
921	KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf
922	KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG	Duesseldorf
923	KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG	Duesseldorf
924	La Fayette Dedicated Basket Ltd.	Road Town
925	Lagoon Finance Limited	Dublin	3
926	Latin America Recovery Fund LLC	Wilmington
927	Lemontree Investments GmbH & Co. KG	Berlin
928	Leo Consumo 1 S.r.l.	Conegliano
929	Leo Consumo 2 S.r.l.	Conegliano
930	87 Leonard Development LLC	Wilmington
931	Leonardo Charitable 1 LLC	Wilmington
932	Leonardo Secondary Opportunities Fund III (GP) Limited	George Town
933	Leonardo Secondary Opportunities Fund III (Limited Partner) Limited	George Town
934	Life Mortgage S.r.l.	Rome
935	Macondo Spain, Sociedad Limitada	Madrid
936	Manta Acquisition LLC	Wilmington
937	Manta Group LLC	Wilmington
938	Mars Investment Trust II	New York
939	Mars Investment Trust III	New York
940	Master Aggregation Trust	Wilmington
941	Maxima Alpha Bomaral Limited (in liquidation)	St. Helier
942	Merlin I	George Town
943	Merlin II	George Town
944	Merlin XI	George Town
945	Meseta Inversiones Designated Activity Company	Dublin
946	Mexico Capital Protected Investments Limited	George Town	3
947	MH Germany Property III S.à r.l.	Luxembourg
948	MH Germany Property V S.à r.l.	Luxembourg
949	Mickleham Limited	Dublin
950	Micro-E Finance S.r.l.	Rome
951	Mira GmbH & Co. KG	Frankfurt
952	Montage Funding LLC	Dover
953	Monterey Funding LLC	Dover
954	Moon Leasing Limited	London
955	Motion Picture Productions One GmbH & Co. KG	Frankfurt
956	MPP Beteiligungsgesellschaft mbH	Frankfurt
957	NCW Holding Inc.	Vancouver
958	New 87 Leonard, LLC	Wilmington
959	Newport Funding LLC	Wilmington
960	Nineco Leasing Limited	London
961	North Las Vegas Property LLC	Wilmington
962	Oasis Securitisation S.r.l.	Conegliano	1
963	Oder Properties S.à r.l., en faillite	Luxembourg
964	Odin Mortgages Limited	London
965	Oona Solutions, Fonds Commun de Placement	Luxembourg	3
966	OPAL, en liquidation volontaire	Luxembourg	3
967	Operadora de Buenos Aires S.R.L.	Buenos Aires
968	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw
969	Oran Limited	George Town
970	Orchid Pubs & Restaurants Limited (in Administration)	London
971	Ossiam Lux - Ossiam Japan Minimum Variance NR UCITS ETF	Luxembourg
972	OTTAM Mexican Capital Trust Limited	Dublin	3
973	Palladium Securities 1 S.A.	Luxembourg	3
974	PanAsia Funds Investments Ltd.	George Town	3
975	PARTS Funding, LLC	Wilmington
976	PARTS Student Loan Trust 2007-CT1	Wilmington
977	PARTS Student Loan Trust 2007-CT2	Wilmington
978	PD Germany Funding Company II, Ltd.	George Town
979	PD Germany Funding Company IV, Ltd.	George Town
980	PD Germany Funding Company V, Ltd.	George Town
981	Peruda Leasing Limited	London
982	Perus 1 S.à r.l.	Luxembourg
983	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Manila
984	PIMCO PARS I - Poste Vite	George Town
985	PIMCO PARS V - Poste Vite	George Town
986	Port Elizabeth Holdings LLC	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
987	Private Markets ICAV	Dublin
988	Pyxis Nautica S.A.	Luxembourg
989	Quantum 13 LLC	Wilmington
990	Quartz No. 1 S.A.	Luxembourg	1
991	Reference Capital Investments Limited	London
992	Regal Limited	George Town	3
993	REO Properties Corporation	Wilmington
994	REO Properties Corporation II	Wilmington	1
995	Residential Mortgage Funding Trust	Toronto
996	Rhein - Main Securitisation Limited	St. Helier
997	Rheingold Securitisation Limited	St. Helier
998	Rhine Properties S.à r.l., en faillite	Luxembourg
999	Riverside Funding LLC	Dover
1000	RM Ayr Limited (in liquidation)	Dublin
1001	RM Chestnut Limited (in liquidation)	Dublin
1002	RM Fife Limited	Dublin
1003	RM Multi-Asset Limited (in liquidation)	Dublin
1004	RM Sussex Limited	Dublin
1005	RM Triple-A Limited (in liquidation)	Dublin
1006	RREEF G.O. III Malta Limited	Valletta
1007	RREEF Global Opportunities Fund III, LLC	Wilmington
1008	RREEF North American Infrastructure Fund A, L.P.	Wilmington
1009	RREEF North American Infrastructure Fund B, L.P.	Wilmington
1010	SABRE Securitisation Limited	Sydney
1011	Saratoga Funding Corp., LLC	Dover
1012	Sedona Capital Funding Corp., LLC	Wilmington
1013	Silrendel, S. de R. L. de C. V.	Mexico City
1014	Singer Island Tower Suite LLC	Wilmington
1015	Sixco Leasing Limited	London
1016	SMART SME CLO 2006-1, Ltd.	George Town
1017	SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
1018	SP Mortgage Trust	Wilmington
1019	Stewart-Denny Holdings, LLC	Wilmington
1020	Strategic Global Opportunities Limited - Class A Main USD	Nassau
1021	STTN, Inc.	Wilmington
1022	Sunrise Beteiligungsgesellschaft mbH	Frankfurt
1023	Swabia 1 Limited	Dublin
1024	Swabia 1. Vermögensbesitz-GmbH	Eschborn
1025	Sylvester (2001) Limited	George Town
1026	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon
1027	Thaumat Holdings Limited (under Liquidation)	Nicosia
1028	The Canary Star Trust	George Town
1029	The CAP Accumulation Trust	Wilmington
1030	The Debt Redemption Fund Limited	George Town
1031	The GIII Accumulation Trust	Wilmington
1032	The India Debt Opportunities Fund Limited	Ebène City
1033	The PEB Accumulation Trust	Wilmington
1034	The SLA Accumulation Trust	Wilmington
1035	Tintin III SPC	George Town
1036	Titian CDO Public Limited Company	Dublin	3
1037	Trave Properties S.à r.l., en faillite	Luxembourg
1038	TRS Aria LLC	Wilmington
1039	TRS Birch II LTD	George Town
1040	TRS Birch LLC	Wilmington
1041	TRS Cypress II LTD	George Town
1042	TRS Cypress LLC	Wilmington
1043	TRS Elm II LTD	George Town
1044	TRS Elm LLC	Wilmington
1045	TRS Leda LLC	Wilmington
1046	TRS Maple II LTD	George Town
1047	TRS Maple LLC	Wilmington
1048	TRS Oak II LTD	George Town
1049	TRS Oak LLC	Wilmington
1050	TRS Poplar II LTD	George Town
1051	TRS Poplar LLC	Wilmington
1052	TRS Scorpio LLC	Wilmington
1053	TRS Spruce II LTD	George Town
1054	TRS Spruce LLC	Wilmington
1055	TRS SVCO LLC	Wilmington
1056	TRS Sycamore II LTD	George Town
1057	TRS Sycamore LLC	Wilmington
1058	TRS Tupelo II LTD	George Town
1059	TRS Tupelo LLC	Wilmington
1060	TRS Venor LLC	Wilmington
1061	TRS Walnut II LTD	George Town
1062	TRS Walnut LLC	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
1063	UTi Worldwide Inc. - Obligor Trust	London
1064	VCM Golding Mezzanine GmbH & Co. KG	Munich	5
1065	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg
1066	Village Hospitality LLC	Wilmington
1067	Wendelstein 2015-1 UG (haftungsbeschränkt)	Frankfurt
1068	Winchester Street PLC	London	3
1069	World Trading (Delaware) Inc.	Wilmington
1070	ZALLUS Beteiligungsgesellschaft mbH	Duesseldorf
1071	ZARAT Beteiligungsgesellschaft mbH	Duesseldorf
1072	ZARAT Beteiligungsgesellschaft mbH & Co. Objekt Leben II KG	Duesseldorf
1073	ZELAS Beteiligungsgesellschaft mbH	Duesseldorf
1074	ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG	Duesseldorf
1075	Zumirez Drive LLC	Wilmington
1076	ZURET Beteiligungsgesellschaft mbH	Duesseldorf

Serial No.	Footnotes - English

1	Controlled.

2	Special Fund.

3	Only specified assets and related liabilities (silos) of this entity were consolidated.

4	Consists of 142 individual Trusts (only variing in series number / duration) which purchase a municipal debt security and issue short puttable exempt adjusted receipts (SPEARs) and long inverse floating exempt receipts (LIFERs) which are then sold to investors.

5	Controlled via managing general partner.